                                                               EXHIBIT (A)(1)(I)
                    SUPPLEMENT TO THE LETTER OF TRANSMITTAL
                       AMENDMENT TO LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                  (INCLUDING ASSOCIATED SERIES A PARTICIPATING
                        PREFERRED STOCK PURCHASE RIGHTS)

                                       OF

                             SHAW INDUSTRIES, INC.
        PURSUANT TO THE ORIGINAL OFFER TO PURCHASE DATED MARCH 13, 2000
                       AS AMENDED AND SUPPLEMENTED BY THE
            SUPPLEMENT TO THE OFFER TO PURCHASE DATED APRIL 5, 2000

                   THE OFFER, PRORATION PERIOD AND WITHDRAWAL
RIGHTS HAVE BEEN EXTENDED AND NOW EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
      ON WEDNESDAY, APRIL 19, 2000, UNLESS THE OFFER IS FURTHER EXTENDED.

---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SHARES TENDERED
                                          (SEE INSTRUCTIONS 5 AND 6)
---------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE USE PRE-ADDRESSED LABEL OR FILL IN EXACTLY
               AS NAME(S) APPEAR(S)                                   TENDERED CERTIFICATES
                ON CERTIFICATE(S))                       (ATTACHED SIGNED ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------
                                                       CERTIFICATE            NUMBER             NUMBER OF
                                                       NUMBER(S)*            OF SHARES            SHARES
                                                                                                TENDERED**



                                                      ------------------------------------------------------
                                                      ------------------------------------------------------
                                                      ------------------------------------------------------
                                                      ------------------------------------------------------
                                                      ------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
   [ ] Please check here if certificate(s) for part   TOTAL SHARES
       or all of your shares have been lost,          CERTIFICATED
       stolen, misplaced or destroyed. See            ------------------------------------------------------
       Instruction 4.                                 TOTAL DIVIDEND
                                                      REINVESTMENT
                                                      SHARES TENDERED
                                                      (SEE DRIP BOX
                                                      BELOW)
                                                      ------------------------------------------------------
                                                      TOTAL SHARES
                                                      TENDERED
---------------------------------------------------------------------------------------------------------------
 Indicate in this box the order (by certificate number) in which shares are to be purchased in event of proration. (Attach signed additional list if necessary.)*** See Instruction 12.
                1st:               2nd:               3rd:               4th:               5th:
---------------------------------------------------------------------------------------------------------------
   * DOES NOT need to be completed by shareholders tendering shares by book entry-transfer.
  ** If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 6.
 *** If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary.
---------------------------------------------------------------------------------------------------------------

                 TO: EQUISERVE TRUST COMPANY, N.A., DEPOSITARY

 By Registered or Certified Mail:    By Overnight Courier:                  By Hand Delivery:
         EquiServe Trust                EquiServe Trust      Securities Transfer & Reporting Services, Inc.
          Company, N.A.                  Company, N.A.              c/o EquiServe Trust Company, N.A.
     Attn: Corporate Actions        Attn: Corporate Actions            100 Williams St., Galleria
          P.O. Box 9573               40 Campanelli Drive                  New York, NY 10038
      Boston, MA 02205-9573           Braintree, MA 02184

DELIVERY OF THIS INSTRUMENT AND ALL OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO SHAW WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE DEPOSITORY TRUST COMPANY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

PLEASE READ THE ENTIRE SUPPLEMENT TO THE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     This Supplement to the Letter of Transmittal or the Supplement to the Notice of Guaranteed Delivery must be completed in order to properly tender your shares.

     If you did not previously tender your shares by completing and returning the Original Letter of Transmittal (blue), you may tender by completing and returning this Supplement to the Letter of Transmittal (orange) only if (a) certificates representing shares are to be forwarded herewith or (b) a tender of shares is to be made concurrently by book-entry transfer to the account maintained by EquiServe Trust Company, N.A. (the "Depositary") at The Depository Trust Company pursuant to Section 3 of the Original Offer to Purchase. See Instruction 2.

     If you previously tendered shares pursuant to the offer by completing and returning the Original Letter of Transmittal and either (a) forwarded the certificates representing the shares to be tendered therewith or (b) the shares were tendered to the Depositary by book-entry transfer, you need only complete and return this Supplement to the Letter of Transmittal to properly tender your shares.

IF YOU ARE A PARTICIPANT IN THE DIVIDEND REINVESTMENT PLAN, THE NUMBER OF SHARES ON THE LABEL AFFIXED TO THIS SUPPLEMENT TO THE LETTER OF TRANSMITTAL INCLUDES SHARES HELD BY YOU IN THE DIVIDEND REINVESTMENT PLAN, IF ANY. IN ORDER TO TENDER ANY SHARES IN THE DIVIDEND REINVESTMENT PLAN, YOU MUST FILL OUT THE BOX BELOW.

                       DIVIDEND REINVESTMENT PLAN SHARES
                              (SEE INSTRUCTION 18)

This section is to be completed ONLY by participants in the Dividend Reinvestment Plan who wish to tender shares held in the Dividend Reinvestment Plan.

[ ] Check here to instruct the Depositary to tender on your behalf all of the shares credited to your Dividend Reinvestment Plan account at the price determined under the offer or at the per share price indicated below in the box entitled "Price (In Dollars) Per Share At Which Shares Are Being Tendered."

[ ] Check here to instruct the Depositary to tender on your behalf the following number of shares credited to your Dividend Reinvestment Plan account at the price determined under the offer or at the per share price indicated below in the box entitled "Price (In Dollars) Per Share At Which Shares Are Being Tendered:"

                                                               shares
   -----------------------------------------------------------
                           PREVIOUSLY TENDERED SHARES

[ ] Check here if you have previously tendered your shares to the Depositary pursuant to this offer by completing and returning the Original Letter of Transmittal, either (a) accompanied by the certificates representing the shares to be tendered or (b) concurrently with tendering the shares to the Depositary by book-entry transfer. NOTE: In order to properly tender your shares, you MUST complete this Supplement to the Letter of Transmittal and deliver it to the Depositary as set forth herein before the expiration of the offer.

     Shareholders who desire to tender shares pursuant to the offer and who have not previously delivered with the Original Letter of Transmittal or who cannot at this time deliver their certificates for their shares, who are unable to comply with the procedures for book-entry transfer on a timely basis, and all other documents required by this Supplement to the Letter of Transmittal to the Depositary at or before the expiration of the offer may tender their shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Original Offer to Purchase. See Instruction 2.
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED WITH THIS SUPPLEMENT TO
    THE LETTER OF TRANSMITTAL BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

   NAME OF TENDERING INSTITUTION:
                                 -----------------------------------------------

   ACCOUNT NUMBER:
                  --------------------------------------------------------------

   TRANSACTION CODE NUMBER:
                           -----------------------------------------------------

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  NAME(S) OF REGISTERED OWNER(S):
                                 -----------------------------------------------

  DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY:
                                                     ----------------

  NAME OF INSTITUTION THAT GUARANTEED DELIVERY:
                                               -----------------------------

    GIVE ACCOUNT NUMBER IF DELIVERED BY BOOK-ENTRY TRANSFER.

  ACCOUNT NUMBER:
                 ---------------------------------------------------------------

                    NOTE: SIGNATURE MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to Shaw Industries, Inc., a Georgia corporation, the above described shares of Shaw's common stock, including the associated rights to purchase preferred stock, by Shaw at the per share price indicated in this Supplement to the Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Original Offer to Purchase as amended by the Supplement to the Offer to Purchase receipt of which is hereby acknowledged, and in this Supplement to the Letter of Transmittal which, as amended or supplemented from time to time, together constitute the offer.

     Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned sells, assigns and transfers to, or upon the order of, Shaw all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book entry transfer and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that said Depositary also acts as the agent of Shaw, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          (a) deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by The Depository Trust Company, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Shaw upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to the shares;

          (b) present certificates for the shares for cancellation and transfer on Shaw's books; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms of the offer.

          The undersigned covenants, represents and warrants to Shaw that:

          (1) the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Original Offer to Purchase and in the instructions will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that:

             (i) the undersigned has a "net long position" within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, in the shares or equivalent securities at least equal to the shares tendered and

             (ii) the tender of shares complies with Rule 14e-4;

          (2) the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent accepted for payment, Shaw will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

          (3) on request, the undersigned will execute and deliver any additional documents deemed by the Depositary or Shaw to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

          (4) the undersigned has read, understands and agrees to all of the terms of the offer.

     All authorities conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Original Offer to Purchase and the Supplement to the Offer to Purchase, this tender is irrevocable.

     The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered. The certificate numbers, the number of shares represented by the certificates and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which the shares are being tendered should be indicated in the box below.

     The undersigned understands that Shaw will determine a single per share price, not in excess of $15.50 nor less than $13.50 per share, that it will pay for shares properly tendered, taking into account the number of shares tendered and the prices specified by tendering shareholders. Shaw will select the lowest purchase price that will allow it to buy 12,000,000 shares or, if a lesser number of shares are properly tendered, all shares that are properly tendered. In determining which shares it will acquire by means of the modified "Dutch Auction," Shaw will add the shares tendered by shareholders who have indicated their willingness to accept the price determined in the offer to those shares tendered at $13.50. Accordingly, shares tendered at the price determined in the offer will be treated the same as shares tendered at $13.50. All shares properly tendered at prices at or below the purchase price and not properly withdrawn will be purchased, subject to the conditions of the offer, including the proration, odd lot priority and conditional tender provisions. All shares acquired in the offer will be acquired at the same purchase price. All shares not purchased pursuant to the offer, including shares tendered at prices greater than the purchase price and not properly withdrawn and shares not purchased because of proration or conditional tenders, will be returned at Shaw's expense promptly after the expiration of the offer.

     The undersigned recognizes that, under certain circumstances set forth in the Original Offer to Purchase, Shaw may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered. In any event, the undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below.

     THE UNDERSIGNED RECOGNIZES THAT SHAW HAS AMENDED THE OFFER AND EXTENDED THE OFFER AND THAT, IN ORDER TO PROPERLY TENDER SHARES, THIS SUPPLEMENT TO THE LETTER OF TRANSMITTAL MUST BE COMPLETED AND DELIVERED TO THE DEPOSITARY PRIOR TO THE EXPIRATION OF THE OFFER EVEN IF THE UNDERSIGNED HAS PREVIOUSLY TENDERED SHARES IN THIS OFFER AND DELIVERED THE ORIGINAL LETTER OF TRANSMITTAL TO THE DEPOSITARY.

     The undersigned understands that acceptance of shares by Shaw for payment will constitute a binding agreement between the undersigned and Shaw upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will Shaw pay interest on the purchase price, including what limitation, by reason of any delay or making payment.

     The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or the "Special Delivery Instructions" below. The undersigned recognizes that Shaw has no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if Shaw purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                   PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                                         (SEE INSTRUCTION 7)
-----------------------------------------------------------------------------------------------------
                                         CHECK ONLY ONE BOX.
                      IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED,
                                 THERE IS NO PROPER TENDER OF SHARES
      (Shareholders who desire to tender shares at more than one price must complete a separate
        Supplement to the Letter of Transmittal for each price at which shares are tendered.)
-----------------------------------------------------------------------------------------------------
     [ ] $13.50           [ ] $14.00          [ ] $14.50          [ ] $15.00          [ ] $15.50
-----------------------------------------------------------------------------------------------------
     [ ] $13.75           [ ] $14.25          [ ] $14.75          [ ] $15.25
-----------------------------------------------------------------------------------------------------

           SHARES TENDERED AT PRICE DETERMINED UNDER THE TENDER OFFER
                              (SEE INSTRUCTION 7)
--------------------------------------------------------------------------------

 [ ] The undersigned wants to maximize the chance of having Shaw purchase all of the shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking THIS BOX INSTEAD OF ONE OF THE PRICE BOXES ABOVE, the undersigned hereby tenders shares and is willing to accept the purchase price determined by Shaw in accordance with the terms of the tender offer. This action could result in receiving a price per share as low as $13.50.
--------------------------------------------------------------------------------

                                    ODD LOTS
                              (SEE INSTRUCTION 10)

        To be completed ONLY if the shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 shares, including any shares held in the Dividend Reinvestment Plan. The undersigned either (check one box):

   [ ] is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered;

        OR

   [ ] is a broker dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) thereof, shares with respect to which it is the record holder and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of such shares.

   In addition, the undersigned is tendering shares either (check one box):

   [ ] at the price per share indicated above under "Price (in Dollars) Per Share At Which Shares Are Being Tendered."

        OR

   [ ] at the purchase price, as the same shall be determined by Shaw in accordance with the terms of the offer (persons checking this box need not indicate the price per share below).
--------------------------------------------------------------------------------

                ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 11)
--------------------------------------------------------------------------------

[ ] A tendering shareholder may condition his or her tender of shares upon Shaw purchasing a specified minimum number of the shares tendered, all as described in the Original Offer to Purchase and the Supplement to the Offer to Purchase, particularly in Section 6 of the Original Offer to Purchase and the Supplement to the Offer to Purchase. Unless at least that minimum number of shares you indicate below is purchased by Shaw pursuant to the terms of the offer, none of the shares tendered will be purchased. It is the tendering shareholder's responsibility to calculate that minimum number of shares that must be purchased if any are purchased, and each shareholder is urged to consult his or her own tax advisor. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

  Minimum number of shares to be sold:
                                      --------------------

        ---------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 6, 8, 9 AND 13)

        To be completed ONLY if certificates for shares not tendered or not purchased and/or any check for the purchase price are to be issued in the name of someone other than the undersigned, or if shares delivered by book-entry transfer that are not purchased are to be returned by credit to an account maintained by The Depository Trust Company other than that designated above.

   Issue [ ] Check to:

         [ ] Certificates to:

   Names:
         ------------------------------------------------
                              PLEASE TYPE OR PRINT

   Address:
           --------------------------------------------

           ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

           ------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

   [ ] Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

   Name of Account Party:
                         --------------

   The Depository Trust Company Account Number:
                                               -------------------

        ---------------------------------------------------------------
        ---------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 6, 8, 9 AND 13)

        To be completed ONLY if certificates for shares not tendered or not purchased and/or any check for the purchase price are to be mailed or sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

   Mail [ ] Check to:

        [ ] Certificates to:

   Name:
        -------------------------------------------------
                              PLEASE TYPE OR PRINT

   Address:
           --------------------------------------------

           ------------------------------------------------------------

           ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

           ------------------------------------------------------------

                                   IMPORTANT

                                PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL SHAREHOLDERS)
              (PLEASE COMPLETE AND RETURN THE SUBSTITUTE FORM W-9)

     (Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) thereof by certificate(s) and documents transmitted with this Supplement to the Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 8.)

Signature(s) of Registered Holder(s):
------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:
      ---------------------, 2000

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code(s) and Daytime Telephone Number(s):
                                             -------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 8)

Name of Firm:
             -------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Authorized Signature:
                     -----------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code(s) and Daytime Telephone Number(s):
                                             -------------------

Dated:                     , 2000
       -------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    IF YOU DESIRE TO TENDER YOUR SHARES, YOU MUST COMPLETE AND DELIVER THIS SUPPLEMENT TO THE LETTER OF TRANSMITTAL TO THE DEPOSITARY EVEN IF YOU PREVIOUSLY
    TENDERED YOUR SHARES IN THIS OFFER AND DELIVERED THE ORIGINAL LETTER OF
                         TRANSMITTAL TO THE DEPOSITARY.

     1. Medallion Guarantee of Signatures. No signature guarantee is required if either:

          (a) this Supplement to the Letter of Transmittal is signed by the registered holder of the shares (which term, for purposes of this document, shall include any participant in The Depository Trust Company whose name appears on a security position listing as the owner of such shares) tendered exactly as the name of the registered holder appears on the certificate(s) tendered with this Supplement to the Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

          (b) the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as the term is defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing constituting an "Eligible Institution").

     In all other cases, all signatures on this Supplement to the Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 8.

     2. Delivery of Letter Of Transmittal And Certificates. This Supplement to the Letter of Transmittal or the Supplement to the Notice of Guaranteed Delivery must be completed in order to properly tender your shares. If you have not previously tendered using the Original Letter of Transmittal you may tender by completing and returning this Supplement to the Letter of Transmittal only if certificates for shares are delivered with it to the Depositary (or the certificates will be delivered pursuant to a Supplement to the Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. If you previously tendered shares pursuant to the offer by completing and returning the Original Letter of Transmittal and either (a) forwarded the certificates to be tendered therewith or (b) the shares were tendered to the Depositary by book-entry transfer, you need only complete and return this Supplement to the Letter of Transmittal to properly tender your shares. Certificates for all physically tendered shares or confirmation of a book-entry transfer into the Depositary's account at The Depository Trust Company of shares tendered electronically, together in each case with a properly completed and duly executed Supplement to the Letter of Transmittal, and any other documents required by this Supplement to the Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth in this document and must be delivered to the Depositary on or before the expiration of the offer. DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

     Except as specifically permitted by Sections 1 and 6 of the Offer to Purchase and as described in Instruction 11, Shaw will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Supplement to the Letter of Transmittal, waive any right to receive any notice of the acceptance of their tender.

     3. Guaranteed Delivery Procedures. Shareholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the Depositary prior to the expiration of the offer, or whose shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any case, tender their shares by or through any Eligible Institution by properly completing and duly executing and delivering a Supplement to the Notice of Guaranteed Delivery (or facsimile of the Supplement to the Notice of Guaranteed Delivery) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to that procedure, certificates for all physically tendered shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal and all other documents required by this Supplement to the Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Supplement to the Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a Medallion signature guarantee by an Eligible Institution in the form set forth therein. For shares to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Supplement to the Notice of Guaranteed Delivery on or before the expiration of the offer.

     4. Lost or Destroyed Certificates. Shareholders whose certificates for part or all of their shares have been lost, stolen, misplaced or destroyed must so indicate in the box entitled "Description of Shares Tendered." These shareholders must notify EquiServe Trust Company, N.A. as transfer agent, at
(800) 633-4236 and will be instructed as to the documents which will be required to be submitted by you together with the Supplement to the Letter of Transmittal in order to receive the stock certificate(s) representing the shares.

     5. Inadequate Space. If the space provided under the item "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Supplement to the Letter of Transmittal.

     6. Partial Tenders and Unpurchased Shares. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered," under the item "Description of Shares Tendered." In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or "Special Delivery Instructions," in this Supplement to the Letter of Transmittal, as soon as practicable after the expiration of the offer. Unless otherwise indicated, all shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered.

     7. Indication of Price at Which Shares are Being Tendered. For shares to be properly tendered, the shareholder MUST check the box indicating the price per share at which the shareholder is tendering shares under the item "Price (In Dollars) Per Share at Which Shares Are Being Tendered" or check the box under the item "Shares Tendered at Price Determined Under the Tender Offer." ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A shareholder wishing to tender portions of the shareholder's share holdings at different prices must complete a separate Supplement to the Letter of Transmittal for each price at which the shareholder wishes to tender each portion of the shareholder's shares. The same shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Original Offer to Purchase) at more than one price.

     8. Signatures on Supplement to the Letter of Transmittal, Stock Powers and Endorsements.

          (a) If this Supplement to the Letter of Transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

          (b) If the shares tendered are registered in the names of two or more joint holders, each holder must sign this Supplement to the Letter of Transmittal.

          (c) If any shares tendered are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Supplement to the Letters of Transmittal as there are different certificates.

          (d) When this Supplement to the Letter of Transmittal is signed by the registered holder(s) of the shares tendered, no endorsement(s) of certificate(s) representing the shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Supplement to the Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or the certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

          (e) If this Supplement to the Letter of Transmittal or any certificate(s) or stock power(s) is signed by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to Shaw of his or her authority to so act.

     9. Stock Transfer Taxes. Except as provided in this Instruction 9, no stock transfer tax stamps or funds to cover such stamps need accompany this Supplement to the Letter of Transmittal. Shaw will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the offer. If, however:

          (a) payment of the purchase price for shares tendered and accepted for purchase is to be made to any person other than the registered holder(s);

          (b) shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

          (c) certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Supplement to the Letter of Transmittal;

then the Depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder, other person or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption from them is submitted.

     10. Odd Lots. As described in Section 1 of the Original Offer to Purchase, if Shaw is to purchase fewer than all shares properly tendered before the expiration of the offer and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any shareholder who owned, beneficially or of record, an aggregate of fewer than 100 shares, including any shares held in the Dividend Reinvestment Plan but not shares held in the Retirement Savings Plan, and who tenders all of the shareholder's shares at or below the selected purchase price or who agrees to accept the purchase price determined in the offer. This preference will not be available unless the box captioned "Odd Lots" is completed.

     11. Conditional Tenders. As described in Sections 1 and 6 of the Original Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered shares being purchased. If Shaw is to purchase less than all shares tendered prior to the expiration of the offer, the Depositary will perform a preliminary proration, and any shares tendered at or below the purchase price pursuant to a conditional tender for which the condition was not satisfied by the preliminary proration will be deemed withdrawn, subject to reinstatement if such conditional tendered shares are subsequently selected by random lot for purchase subject to Sections 1 and 6 of the Original Offer to Purchase. Conditional tenders will be selected by lot only from shareholders who tender all of their shares. All tendered shares shall be deemed unconditionally tendered unless the item "Conditional Tender" is completed. The conditional tender alternative is made available so that a shareholder may seek to structure the purchase of shares from the shareholder pursuant to the offer in such a manner that it will be treated as a sale of such shares by the shareholder, rather than the payment of a dividend to the shareholder, for Federal income tax purposes. Odd lot shares, which will not be subject to proration, cannot be conditionally tendered. It is the tendering shareholder's responsibility to calculate the minimum number of shares that must be purchased from the shareholder in order for the shareholder to qualify for sale (rather than dividend) treatment, and each shareholder is urged to consult his or her own tax advisor.

     IN THE EVENT OF PRORATION, ANY SHARES TENDERED PURSUANT TO A CONDITIONAL TENDER FOR WHICH THE MINIMUM REQUIREMENTS ARE NOT SATISFIED MAY NOT BE ACCEPTED AND WILL THEREBY BE DEEMED WITHDRAWN.

     12. Order of Purchase in Event of Proration. As described in Section 1 of the Original Offer to Purchase, shareholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the Federal income tax treatment of the purchase price for the shares purchased. See Sections 1 and 14 of the Original Offer to Purchase.

     13. Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Supplement to the Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing the Supplement to the Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Supplement to the Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

     14. Determination of Validity; Rejection of Shares; Waiver of Defects; No Obligation to Give Notice of Defects. All questions as to the number of shares to be accepted, the price to be paid for the shares and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Shaw, in its sole discretion, which determination will be final and binding on all parties. Shaw reserves the right to reject any or all tenders of shares it determines are not in proper form or the acceptance for payment of or payment for which may be unlawful. Shaw also reserves the right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular shares or any particular shareholder, and Shaw's interpretation of the terms of the offer (including the instructions in the Supplement to the Letter of Transmittal) will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering shareholder or waived by Shaw. None of Shaw, the Dealer Manager, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor will any of them incur any liability for failure to give any notice of defect or irregularity.

     15.  Questions and Requests for Assistance and Additional Copies.
Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at the addresses and telephone numbers set forth on the back cover of this Supplement to the Letter of Transmittal. Additional copies of the Original Offer to Purchase, the Supplement to the Offer to Purchase, the Supplement to the Notice of Guaranteed Delivery and this Supplement to the Letter of Transmittal may be obtained from the Information Agent at its address and telephone set forth on the back cover of this Supplement to the Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

     16. Substitute Form W-9 and IRS Form W-8. Under the Federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a shareholder or other payee pursuant to the offer must be withheld and remitted to the United States Treasury, unless the shareholder or other payee provides the shareholder's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that the number is correct. Therefore, each tendering shareholder should complete and sign the Substitute Form W-9 included as part of this Supplement to the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless the shareholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain shareholders (including, among others, all corporations and certain Non-United States Holders (as defined in Instruction 17)) are not subject to these backup withholding and reporting requirements. In order for a foreign shareholder to qualify as an exempt recipient, that shareholder must submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that shareholder's exempt status. This form can be obtained from the Depositary.

     17. Withholding for Foreign Shareholders. Even if a foreign shareholder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or his or her agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because the gross proceeds are effectively connected with the conduct of a trade or business within the United States. For this purpose, a Non-United States Holder is any shareholder that for United States federal income tax purposes is not (i) a citizen or resident of the United States, (ii) a corporation, partnership, or other entity treated as a corporation or partnership for United States federal income tax purposes created or organized in or under the laws of the United States or any State, thereof (including the District of Columbia), (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (iv) any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions relating to the trust. Notwithstanding the foregoing, to the extent provided in United States Treasury Regulations, certain trusts in existence on August 20, 1996, and treated as United States persons before that date, that elect to continue to be treated as United States persons will not be Non-United States Holder. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the offer are effectively connected with the conduct of a trade or business within the United States, Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form 4224. The Depositary will determine a shareholder's status as a Non-United States Holder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if the Non-United States Holder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or a treaty-reduced rate of withholding. Non-United States Holders are urged to consult their own tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

     18. Dividend Reinvestment Plan. If a shareholder desires to tender shares credited to the shareholder's account under the Dividend Reinvestment Plan, the box above entitled "Dividend Reinvestment Plan Shares" should be completed. A participant in the Dividend Reinvestment Plan may complete such box on only one Supplement to the Letter of Transmittal submitted by such participant. If a participant submits more than one Supplement to the Letter of Transmittal and completes such box on more than one Supplement to the Letter of Transmittal, the participant will be deemed to have elected to tender all shares credited to the shareholder's account under the Dividend Reinvestment Plan at the lowest price specified in such Supplement to the Letters of Transmittal. If the shareholder is an odd lot holder and desires to have all of the shareholder's shares purchased, the box entitled "Odd Lots" must also be completed. See Instruction 10.

     If a shareholder tenders shares held in the Dividend Reinvestment Plan, all such shares credited to such shareholder's account(s), including fractional shares, will be tendered, unless otherwise specified above in the box entitled "Dividend Reinvestment Plan Shares." In the event that the item "Dividend Reinvestment Plan Shares" is not completed, no shares held in the tendering shareholder's account will be tendered.

                  PAYER'S NAME: EQUISERVE TRUST COMPANY, N.A.

------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                                                                                  ---------------------
    FORM W-9                      PART 1: PLEASE PROVIDE YOUR CORRECT TIN IN THE BOX AT      SOCIAL SECURITY NUMBER
                                  RIGHT AND CERTIFY BY SIGNING AND DATING BELOW:                   OR EMPLOYER
                                                                                              IDENTIFICATION NUMBER
                                ----------------------------------------------------------------------------------------

    PAYER'S REQUEST FOR         -----------------------------------------------------                PART 2
    TAXPAYER                      NAME (PLEASE PRINT)                                             AWAITING [ ]
    IDENTIFICATION NUMBER (TIN)                                                                        TIN
                                -----------------------------------------------------
                                  ADDRESS
                                -----------------------------------------------------
                                           CITY         STATE         ZIP CODE
                                ----------------------------------------------------------------------------------------

                                  PART 2: FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING, SEE THE ENCLOSED GUIDELINES
                                  CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE IRS FORM W-9 AND
                                  COMPLETE AS INSTRUCTED THEREIN.
                                  PART 3: CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) THE
                                  NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM
                                  WAITING FOR A NUMBER TO BE ISSUED TO ME) AND EITHER (A) I HAVE MAILED AN APPLICATION
                                  TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE IRS CENTER OR SOCIAL SECURITY
                                  ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR
                                  FUTURE AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM
                                  BACKUP WITHHOLDING; OR (B) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO
                                  WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST; OR (C) THE IRS HAS
                                  NOTIFIED ME THAT I AM NO LONGER SUBJECT TO WITHHOLDING. CERTIFICATION
                                  INSTRUCTION -- YOU MUST CROSS OUT ITEM (2) IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT
                                  YOU ARE CURRENTLY SUBJECT TO WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR
                                  DIVIDENDS OR YOUR TAX.
                                  SIGNATURE __________  DATE __________ , 2000
-----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS ENCLOSED WITH THE ORIGINAL OFFER TO PURCHASE.

IMPORTANT: This Supplement to the Letter of Transmittal, properly completed and duly executed, together with certificates representing shares being tendered or confirmation of book-entry transfer and all other required documents, or a Notice of Guaranteed Delivery must be received prior to the expiration of the offer in order to properly tender your shares. SHAREHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 AS PART OF THEIR SUPPLEMENT TO THE LETTER OF TRANSMITTAL.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                      BOX IN PART 2 OF SUBSTITUTE FORM W-9

-----------------------------------------------------------------------------------------------------------------------
                                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND
     EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE
     APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL
     OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION
     NUMBER WITHIN SIXTY (60) DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I
     PROVIDE A NUMBER.

     -------------------------------------------------------------------  ------------------------------, 2000
                                  Signature                                               Date
--------------------------------------------------------------------------------------------------------------------

                    The Information Agent for the offer is:

                    CORPORATE INVESTOR COMMUNICATIONS, INC.

                               111 Commerce Road
                              Carlstadt, NJ 07072
                         Call Toll Free: (877) 977-6197
                           Banks and Brokerage Firms,
                          Please Call: (800) 346-7885

                      The Dealer Manager for the offer is:

                              MERRILL LYNCH & CO.
                             World Financial Center
                                  South Tower
                            New York, New York 10281
                         (212) 236-3790 (call collect)